UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2026

IonQ, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39694	85-2992192
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4505 Campus Drive
College Park, Maryland		20740
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 301 298-7997

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	IONQ	New York Stock Exchange
Warrants, each exercisable for one share of common stock for $11.50 per share	IONQ WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 24, 2026, the Board of Directors (the “Board”) of IonQ, Inc., a Delaware corporation (the “Company”), on the recommendation of the Nominating and Corporate Governance Committee of the Board, added two seats to the Board and elected Eric R. Ball, age 62, and Timothy E. Baxter, age 65, to the resulting vacancies, effective August 24, 2026. The vacancy to which Mr. Ball was appointed is for a Class II director whose term will expire at the Company’s 2029 Annual Meeting of Stockholders. The vacancy to which Mr. Baxter was appointed is for a Class III director whose term will expire at the Company’s 2027 Annual Meeting of Stockholders.

After their appointments, Messrs. Ball and Baxter will be entitled to the same compensation as the other non-affiliated directors under the Company’s Non-Employee Director Compensation Policy, which is attached as Exhibit 10.26 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the Securities and Exchange Commission on February 25, 2026.

There are no arrangements or understandings between either of Messrs. Ball or Baxter and any other person pursuant to which either of them was selected as a director, and neither of them has a direct or indirect material interest in any transaction or proposed transaction that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 8.01 Other Events.

On September 30, 2026, the outstanding public warrants of the Company, each of which is exercisable for one share of the Company’s common stock, par value $0.0001 per share (“Common Stock”), at an exercise price of $11.50 per share (the “Warrants”) will expire. The Warrants will cease trading on the New York Stock Exchange (“NYSE”) under the symbol IONQ WS before the markets open on September 29, 2026 to allow for timely settlement of Warrants exercised prior to expiration. The Company’s Common Stock will continue to trade on the NYSE under the symbol “IONQ.”

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated August 25, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IonQ, Inc.

Date:	August 28, 2026	By:	/s/ Paul T. Dacier
Paul T. Dacier Chief Legal Officer and Corporate Secretary